                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                       ----------------------------------

                                   FORM 8-K /A

                            CURRENT REPORT AMENDMENT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 24, 2001

                            HORMEL FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           1-2402                                           41-0319970
----------------------------------           ----------------------------------
   (Commission File Number)                 (IRS Employer Identification Number)

1 HORMEL PLACE,   AUSTIN, MINNESOTA                            55912
-----------------------------------                  ---------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:            (507)  437-5737
                                                              -----------------

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K, Current Report, dated March 9, 2001:

   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits


             (b)    Pro Forma Financial Information.

                    1. Unaudited pro forma condensed combined financial statements, with updated adjustments, for Hormel Foods Corporation and Jerome Foods, Inc. as of October 28, 2000 and for the 12 month period then ended.

                    2. Unaudited pro forma condensed combined financial statements for Hormel Foods Corporation and Jerome Foods, Inc. as of January 27, 2001 and for the 3 month period then ended.

             (c)    Exhibits

                    99.3a Unaudited pro forma condensed combined financial statements for Hormel Foods Corporation and Jerome Foods, Inc. as of October 28, 2000 and for the 12 month period then ended.

                    99.3b Unaudited pro forma condensed combined financial statements for Hormel Foods Corporation and Jerome Foods, Inc. as of January 27, 2001 and for the 3 month period then ended.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    Hormel Foods Corporation
                                                    ------------------------
                                                             (Registrant)

Date     May 30, 2001
    -----------------------
                                                    By /s/ M. J. McCoy
                                                       ---------------
                                                    M. J. McCoy
                                                    Senior Vice President and
                                                    Chief Financial Officer

         PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)

The unaudited pro forma condensed combined financial statements give effect to the transaction between Hormel Foods Corporation and Jerome Foods, Inc. (d/b/a The Turkey Store Company). The Turkey Store Company financial statements have been adjusted to exclude operations and assets not acquired by Hormel Foods Corporation. The unaudited pro forma condensed combined financial statements have been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed combined financial statements and include assumptions relating to the allocation of the consideration paid by Hormel Foods Corporation for the common stock of The Turkey Store Company, based on preliminary estimates of the respective fair values. The actual allocation of such consideration may differ from that reflected in the unaudited pro forma condensed combined financial statements after an appropriate review of the fair values of the assets and liabilities of The Turkey Store Company has been completed. Amounts allocated will be based upon the estimated fair values at the time of the transaction which could vary significantly from the amounts reflected in the unaudited pro forma condensed combined financial statements. The transaction will be accounted for using the purchase method of accounting.


        PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

The unaudited pro forma condensed combined statements of operations for the year ended October 28, 2000 and the quarter ended January 27, 2001 have been prepared by combining the Hormel Foods Corporation audited statement of operations for the fiscal year ended October 28, 2000 and the unaudited statement of operations for the quarter ended January 27, 2001 with the respective unaudited statements of the Turkey Store Company for the 52 weeks ended November 4, 2000 and the 12 weeks ended January 27, 2001, both adjusted to give effect to the transaction as if it had occurred on October 31, 1999. The unaudited pro forma condensed combined statements do not reflect actual results of operations of the combined companies which would have resulted had the transaction occurred as of the date presented. The unaudited pro forma condensed combined statements of operations attempt to reflect the impact of depreciation of fixed asset write-ups, amortization of intangibles, elimination of certain expenses and interest on debt. The unaudited pro forma condensed combined statements of operations do not attempt to reflect any anticipated synergy advantages or expenses incurred with the combining of the business of Jennie-O Foods, a wholly owned subsidiary of Hormel Foods Corporation, and The Turkey Store Company.

Synergies from the acquisition are expected to include:

o Formation of the industry's most complete supplier of high-quality, branded turkey products, enjoying the broadest distribution across the retail, foodservice and deli channels;
o Opportunity to extend the JENNIE-O and THE TURKEY STORE brands into new distribution channels;
o Cost synergies in live production through improved egg, poult, tom and hen production;
o  Increased manufacturing scale and improved capacity utilization;
o Complementary use of raw materials resulting in less commodity product and by-product per pound of processed turkey. The Jennie-O Foods portfolio utilizes more breast meat and The Turkey Store Company utilizes more dark meat;
o Improved manufacturing efficiency through the exchange of patented and proprietary equipment and systems;
o  Improved administrative efficiency;
o Accelerated new product introductions through combined research and development programs, and
o Geographically proximate operations facilitating the efficient combination of management and production.

Costs not reflected in the unaudited pro forma condensed combined statements of operations include expenses for advisor fees, relocation and severance.

             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

The unaudited pro forma condensed combined balance sheets as of October 28, 2000 and January 27, 2001 have been prepared by combining the Hormel Foods Corporation audited balance sheet as of October 28, 2000 and the unaudited balance sheet as of January 27, 2001 with The Turkey Store Company's respective unaudited balance sheets as of November 4, 2000 and January 27, 2001, adjusted to give effect to the transaction as if it had occurred on those respective dates. The unaudited pro forma condensed combined statements do not necessarily reflect the actual financial position of Hormel Foods Corporation that would have resulted had the transaction occurred as of the date presented. The pro forma information is not necessarily indicative of the future financial position for the combined companies.

EXHIBIT  (99.3a)
ITEM  7 (b.1)

PRO FORMA CONDENSED COMBINED
STATEMENT OF FINANCIAL POSITION (UNAUDITED)
OCTOBER 28, 2000
(IN THOUSANDS)

                                                             HISTORICAL     HISTORICAL        PRO FORMA         PRO FORMA
                                                               HORMEL      TURKEY STORE      ADJUSTMENTS        STATEMENTS
                                                           ------------------------------------------------------------------
ASSETS
Current Assets
  Cash and cash equivalents                                    $  100,646       $               $(62,913) (a)     $   37,733
  Short term marketable securities                                  5,964                                              5,964
  Accounts receivable                                             307,732         20,626                             328,358
  Inventories                                                     281,404         35,725                             317,129
  Prepaid expenses and other                                       15,363         21,807                              37,170
                                                           ------------------------------------------------------------------
     Total Current Assets                                         711,109         78,158         (62,913)            726,354

Deferred Income Taxes                                              61,622                                             61,622
Intangibles                                                        92,632                        234,318 (a)         326,950
Investments in Receivables from Affiliates                        151,383            915                             152,298
Other Assets                                                       83,645                                             83,645
Property, Plant and Equipment (Net)                               541,549         77,941          70,758 (a)         690,248
                                                           ------------------------------------------------------------------

     TOTAL ASSETS                                              $1,641,940       $157,014        $242,163          $2,041,117
                                                           ==================================================================

LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities
  Accounts payable                                             $  154,893       $ 12,992        $                 $  167,885
  Accrued expenses                                                 30,117         10,122                              40,239
  Accrued marketing expenses                                       34,252                                             34,252
  Employee compensation                                            59,138                                             59,138
  Other current liabilities                                        25,786                         10,856 (a)          36,642
  Short Term Debt                                                                                300,000 (a)         300,000
  Current maturities of long-term debt                             38,439                                             38,439
                                                           ------------------------------------------------------------------
     Total Current Liabilities                                    342,625         23,114         310,856             676,595

Long-term Debt - less current maturities                          145,928                                            145,928
Accumulated Post-retirement Benefit Obligation                    252,118                                            252,118
Deferred Income Taxes and Other Liabilities                                       10,935          54,272  (a)         65,207
Other Long-Term Liabilities                                        27,392                                             27,392
Shareholders' Investment
   Common stock                                                     8,120            131            (131) (a)          8,120
  Accumulated other comprehensive loss                            (20,917)                                           (20,917)
  Additional Paid in Capital                                                      10,280         (10,280) (a)
  Retained earnings                                               886,674        112,554        (112,554) (a)        886,674
                                                           ------------------------------------------------------------------
     Total Shareholders' Investment                               873,877        122,965        (122,965)            873,877
                                                           ------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' INVESTMENT                 $1,641,940       $157,014        $242,163          $2,041,117
                                                           ==================================================================

See notes to unaudited pro forma condensed combined financial statements.

EXHIBIT  (99.3a)
ITEM  7 (b.1)

PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS (UNAUDITED)
FISCAL YEAR ENDING OCTOBER 28, 2000
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     HISTORICAL        HISTORICAL          PRO FORMA          PRO FORMA
                                                       HORMEL         TURKEY STORE        ADJUSTMENTS        STATEMENTS
                                                   ------------------------------------------------------------------------

Sales, less returns and allowances                      $3,675,132      $320,499            $                 $3,995,631

Cost of products sold                                    2,674,874       206,367                               2,881,241
                                                   ------------------------------------------------------------------------

GROSS PROFIT                                             1,000,258       114,132                               1,114,390

Expenses:
     Selling and delivery                                  379,326        34,366                                 413,692
     Marketing                                             292,808        26,528                                 319,336
     Administrative and general                             65,517        19,916              13,569  (b)         99,002
                                                   ------------------------------------------------------------------------

OPERATING INCOME                                           262,607        33,322             (13,569)            282,360

Other income and expense:
     Interest income                                        16,204           714                                  16,918
     Interest expense                                      (14,906)                          (21,750) (c)        (36,656)
     Other                                                     476                                                   476
                                                   ------------------------------------------------------------------------

EARNINGS BEFORE INCOME TAXES                               264,381        34,036             (35,319)            263,098

Provisions for income taxes                                (94,164)      (13,071)             10,629  (d)        (96,606)
                                                   ------------------------------------------------------------------------

NET EARNINGS                                            $  170,217      $ 20,965            $(24,690)         $  166,492
                                                   ========================================================================

NET EARNINGS PER SHARE (BASIC)                               $1.21                                                 $1.18
                                                   ================                                        ================

NET EARNINGS PER SHARE (DILUTED)                             $1.20                                                 $1.18
                                                   ================                                        ================

See notes to unaudited pro forma condensed combined financial statements.

EXHIBIT  (99.3b)
ITEM  7 (b.2)

PRO FORMA CONDENSED COMBINED
STATEMENT OF FINANCIAL POSITION (UNAUDITED)
JANUARY 27, 2001
(IN THOUSANDS)

                                                                 HISTORICAL      HISTORICAL        PRO FORMA         PRO FORMA
                                                                   HORMEL       TURKEY STORE      ADJUSTMENTS       STATEMENTS
                                                              --------------------------------------------------------------------
ASSETS
Current Assets
  Cash and cash equivalents                                         $  138,585      $               $(58,829) (a)      $   79,756
  Accounts receivable                                                  256,791         20,758                             277,549
  Inventories                                                          277,120         40,069                             317,189
  Prepaid expenses and other                                            46,444         12,368                              58,812
                                                              --------------------------------------------------------------------
     Total Current Assets                                              718,940         73,195        (58,829)             733,306

Deferred Income Taxes                                                   59,766                                             59,766
Intangibles                                                             93,819                       235,432  (a)         329,251
Investments in Receivables from Affiliates                             152,468            893                             153,361
Other Assets                                                            85,042                                             85,042
Property, Plant and Equipment (Net)                                    550,088         77,666         70,758  (a)         698,512
                                                              --------------------------------------------------------------------

     TOTAL ASSETS                                                   $1,660,123       $151,754       $247,361           $2,059,238
                                                              ====================================================================

Liabilities and Shareholders' Investment
Current Liabilities
  Accounts payable                                                    $140,012      $  17,523       $                  $  157,535
  Accrued expenses                                                      30,086          5,953                              36,039
  Accrued marketing expenses                                            44,362                                             44,362
  Employee compensation                                                 39,480                                             39,480
  Other current liabilities                                             42,881                        10,856  (a)          53,737
  Short Term Debt                                                                                    300,000  (a)         300,000
  Current maturities of long-term debt                                  39,608                                             39,608
                                                              --------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                                         336,429         23,476        310,856              670,761

Long-term Debt - less current maturities                               147,274                                            147,274
Accumulated Post-retirement Benefit Obligation                         252,770                                            252,770
Deferred Income Taxes and Other Liabilities                                            10,511         54,272  (a)          64,783
Other Long-term Liabilities                                             27,405                                             27,405
Shareholders' Investment
   Common stock                                                          8,120            131           (131) (a)           8,120
  Accumulated other comprehensive loss                                (26,250)                                            (26,250)
  Additional Paid in Capital                                                           10,280        (10,280) (a)
  Retained earnings                                                    914,675        107,356       (107,356) (a)          914,675
  Shares held in treasury                                                 (300)                                              (300)
                                                              --------------------------------------------------------------------
     Total Shareholders' Investment                                    896,245        117,767       (117,767)             896,245
                                                              --------------------------------------------------------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' INVESTMENT                 $1,660,123       $151,754       $247,361           $2,059,238
                                                              ====================================================================

See notes to unaudited pro forma condensed combined financial statements.

EXHIBIT  (99.3b)
ITEM  7 (b.2)

PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS (UNAUDITED)
QUARTER ENDED JANUARY 27, 2001
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              HISTORICAL        HISTORICAL        PRO FORMA             PRO FORMA
                                                                HORMEL         TURKEY STORE      ADJUSTMENTS            STATEMENTS
                                                           -----------------------------------------------------------------------

Sales, less returns and allowances                             $947,493            $77,681         $                   $1,025,174

Cost of products sold                                           680,478             50,271                                730,749
                                                           -----------------------------------------------------------------------

GROSS PROFIT                                                    267,015             27,410                                294,425

Expenses:
     Selling and delivery                                        98,847              7,526                                106,373
     Marketing                                                   83,694              6,157                                 89,851
     Administrative and general                                  18,879             10,007          (1,330)  (b)           27,556
                                                           -----------------------------------------------------------------------

OPERATING INCOME                                                 65,595              3,720           1,330                70,645

Other income and expense:
     Interest income                                              3,583                277                                  3,860
     Interest expense                                            (3,171)                            (5,438)  (c)           (8,609)
     Other                                                         (860)                                                     (860)
                                                           -----------------------------------------------------------------------

EARNINGS BEFORE INCOME TAXES                                     65,147              3,997          (4,108)                65,036

Provisions for income taxes                                     (23,615)            (1,538)            810  (d)           (24,343)
                                                           -----------------------------------------------------------------------

NET EARNINGS                                                   $ 41,532             $2,459         $(3,298)            $   40,693
                                                               ========             ======         ========            ===========

NET EARNINGS PER SHARE (BASIC)                                    $0.30                                                     $0.29
                                                                  =====                                                     =====

NET EARNINGS PER SHARE (DILUTED)                                  $0.30                                                     $0.29
                                                                  =====                                                     =====

See notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(a) To record the acquisition including cash paid, debt borrowings, estimated fair value adjustments for property, plant and equipment and intangible assets, book/tax differences on certain assets, accrual for transaction related costs and elimination of The Turkey Store equity. The actual purchase price and allocation may vary from the amounts reflected in the unaudited pro forma condensed combined financial statements.
(b) To depreciate the write-ups to fixed assets and amortize intangible assets acquired, including goodwill. The life used to amortize the intangible assets was twenty years except for the work force value, which used a life of ten years. This also includes adjustments to remove selling expenses relating to the transaction, ESOP contribution and adjustments to compensation expenses.
(c)   To record interest incurred on debt to finance the acquisition.
(d) To reflect the incremental tax impact of the unaudited pro forma adjustments.